Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies
Commitments and Contingencies

10. Commitments and Contingencies

a.Leases

Most of our leased facilities are leased under various operating leases that typically have initial lease terms of five to ten years. A majority of these leases have renewal options with one or more five-year options to extend and may have fixed or Consumer Price Index escalation clauses. We also lease equipment under operating leases (primarily computers) which have an average lease life of three years. Vehicles and office equipment are also leased and have remaining lease lives ranging from one to seven years. Total rent expense under all of our operating leases was $250,986, $244,390 and $255,193 for the years ended December 31, 2012, 2013 and 2014, respectively.

Estimated minimum future lease payments (excluding common area maintenance charges) include payments for certain renewal periods at our option because failure to renew results in an economic disincentive due to significant capital expenditure costs (e.g., racking structures), thereby making it reasonably assured that we will renew the lease. Such payments in effect at December 31, are as follows:

Year	Operating Lease Payment	Sublease Income	Capital Leases
2015	$ 233,428	$ (5,657)	$ 52,531
2016	220,328	(4,458)	52,685
2017	207,027	(3,478)	40,539
2018	190,906	(1,361)	34,414
2019	178,728	(729)	25,827
Thereafter	1,216,193	(986)	152,799
Total minimum lease payments	$ 2,246,610	$ (16,669)	358,795
Less amounts representing interest			(116,929)
Present value of capital lease obligations			$ 241,866

In addition, we have certain contractual obligations related to purchase commitments which require minimum payments as follows:

Year	Purchase Commitments
2015	$ 43,908
2016	19,615
2017	11,943
2018	2,188
2019	1,811
Thereafter	2,310
$ 81,775

b.Self-Insured Liabilities

We are self-insured up to certain limits for costs associated with workers’ compensation claims, vehicle accidents, property and general business liabilities, and benefits paid under employee healthcare and short-term disability programs. At December 31, 2013 and 2014 there were $32,850 and $33,381, respectively, of self-insurance accruals reflected in accrued expenses of our Consolidated Balance Sheets. The measurement of these costs requires the consideration of historical cost experience and judgments about the present and expected levels of cost per claim. We account for these costs primarily through actuarial methods, which develop estimates of the undiscounted liability for claims incurred, including those claims incurred but not reported. These methods provide estimates of future ultimate claim costs based on claims incurred as of the balance sheet date.

c.Litigation—General

We are involved in litigation from time to time in the ordinary course of business. A portion of the defense and/or settlement costs associated with such litigation is covered by various commercial liability insurance policies purchased by us and, in limited cases, indemnification from third parties. Our policy is to establish reserves for loss contingencies when the losses are both probable and reasonably estimable. We record legal costs associated with loss contingencies as expenses in the period in which they are incurred. The matters described below represent our significant loss contingencies. We have evaluated each matter and, if both probable and estimable, accrued an amount that represents our estimate of any probable loss associated with such matter. In addition, we have estimated a reasonably possible range for all loss contingencies including those described below. We believe it is reasonably possible that we could incur aggregate losses in addition to amounts currently accrued for all matters up to an additional $4,500 over the next several years, of which certain amounts would be covered by insurance or indemnity arrangements.

d.Government Contract Billing Matter

Since October 2001, we have provided services to the United States Government under several General Services Administration (“GSA”) multiple award schedule contracts (the “Schedules”). The Schedules contain a price reductions clause (“Price Reductions Clause”) that requires us to offer to reduce the prices billed under the Schedules to correspond to the prices billed to certain benchmark commercial customers. In 2011, we initiated an internal review covering the contract period commencing in October 2006, and we discovered potential non-compliance with the Price Reductions Clause. We voluntarily disclosed the potential non-compliance for that period to the GSA and its Office of Inspector General (“OIG”) in June 2011.

In April 2012, the United States Government sent us a subpoena seeking information that substantially overlapped with the subjects that were covered by the voluntary disclosure process that we initiated with the GSA and OIG in June 2011, except that the subpoena sought information dating back to 2000, and sought information about non-GSA federal and state and local customers. In June 2014, we learned that the government subpoena and investigation were the result of a pending, sealed qui tam lawsuit brought against us on behalf of the United States and the State of California. In December 2014, we settled the lawsuit. As a result of the settlement, we paid the United States Government and the State of California $44,500 and $1,250, respectively, in the fourth quarter of 2014. There was no material impact to our consolidated statement of operations in 2014 as a result of the settlement as we had previously accrued and maintained a deferred revenue liability related to this matter.

e.Commonwealth of Massachusetts Assessment

During the third quarter of 2012, we applied for an abatement of assessments from the Commonwealth of Massachusetts. The assessments, issued in the second quarter of 2012, related to a corporate excise audit of the 2004 through 2006 tax years in the aggregate amount of $8,191, including tax, interest and penalties through the assessment date. The applications for abatement were denied during the third quarter of 2012. On October 19, 2012 we filed petitions with the Massachusetts Appellate Tax Board challenging the assessments. In addition, during the second quarter of 2013, Massachusetts assessed tax for the 2007 and 2008 tax years in the aggregate amount of $4,120, including tax, interest and penalties through the assessment date. The assessment is for issues consistent with those assessed in the earlier years. In the third quarter of 2013, we filed an application for abatement for the 2007 and 2008 tax years, which Massachusetts denied on October 15, 2013. On December 13, 2013, we filed a petition with the Massachusetts Appellate Tax Board to challenge the assessment for the 2007 and 2008 tax years. In February 2015, we reached a settlement agreement with the Commonwealth of Massachusetts, under which we paid $6,000 to settle the assessments related to the 2004 through 2008 tax years. Additionally, following a corporate excise audit for the 2009 through 2011 tax years, Massachusetts has issued Notices of Intention to Assess dated December 27, 2014 which set forth proposed corporate excise assessments in the aggregate amount of $1,503, including tax, interest and penalties. We intend to defend this matter vigorously at the Massachusetts Appellate Tax Board.

f.Italy Fire

On November 4, 2011, we experienced a fire at a facility we leased in Aprilia, Italy. The facility primarily stored archival and inactive business records for local area businesses. Despite quick response by local fire authorities, damage to the building was extensive, and the building and its contents were a total loss. Although our warehouse legal liability insurer has reserved its rights to contest coverage related to certain types of potential claims, we believe we carry adequate insurance. We have been sued by four customers, of which three of those matters have been settled. We have also received correspondence from other customers, under various theories of liabilities. We deny any liability with respect to the fire and we have referred these claims to our warehouse legal liability insurer for an appropriate response. We do not expect that this event will have a material impact on our consolidated financial condition, results of operations or cash flows. As discussed in Note 14, we sold our Italian operations on April 27, 2012, and we indemnified the buyers related to certain obligations and contingencies associated with the fire.

Our policy related to business interruption insurance recoveries is to record gains within other (income) expense, net in our Consolidated Statements of Operations and proceeds received within cash flows from operating activities in our Consolidated Statements of Cash Flows. Such amounts are recorded in the period the cash is received. Our policy with respect to involuntary conversion of property, plant and equipment is to record any gain or loss within (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net within operating income in our Consolidated Statements of Operations and proceeds received within cash flows from investing activities within our Consolidated Statements of Cash Flows. Losses are recorded when incurred and gains are recorded in the period when the cash received exceeds the carrying value of the related property, plant and equipment. As a result of the sale of the Italian operations, statements of operations and cash flows related to the fire are reflected as discontinued operations.

g.Argentina Fire

On February 5, 2014, we experienced a fire at a facility we own in Buenos Aires, Argentina. As a result of the quick response by local fire authorities, the fire was contained before the entire facility was destroyed and all employees were safely evacuated; however, a number of first responders lost their lives, or in some cases, were severely injured. The cause of the fire is currently being investigated. We believe we carry adequate insurance and do not expect that this event will have a material impact to our consolidated financial condition, results of operations or cash flows. Revenues from our operations at this facility represent less than 0.5% of our consolidated revenues.